Financial - risk management objectives and policies - Effect in profit or loss of the variations of interest rates (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial - risk management objectives and policies
Increase in libor interest rate	10.00%	10.00%	10.00%
Decrease in libor interest rate	(10.00%)	(10.00%)	(10.00%)
Libor interest rate increased effect on income	$ (81)	$ (306)	$ (277)
Libor interest rate decreased effect on income	$ 81	$ 306	$ 277